Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Happy Valley Town Center, located in Happy Valley, Oregon (the “Property”) for the year ended December 31, 2009 (the “financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
September 3, 2010

 HAPPY VALLEY TOWN CENTER
     STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(Dollar amounts in thousands)

	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)
Revenues
Rental income (note 3)	$3,079	$1,532
Other income	33	8
Total revenues	3,112	1,540

Certain Expenses
Utilities	38	16
Cleaning services	24	12
Repairs, maintenance, and supplies	139	74
Real estate taxes	326	181
Insurance	34	17
Bad debt expense	17	52
General and administrative	32	5
Total expenses	610	357

Excess of revenues over certain expenses.	$2,502	$1,183

See accompanying notes to statements of revenues and certain expenses.

HAPPY VALLEY TOWN CENTER
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2009 (AUDITED) AND
SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)

1.           Business and Organization

Happy Valley Town Center (the “Property”) is a shopping center located in Happy Valley, Oregon.  The Property is owned by Gramor Acme LLC.  The Property, which consists of one anchor tenant and two pad buildings, has an aggregate gross rentable area of approximately 135,500 square feet.  The anchor tenant occupies approximately 50,000 square feet.

On July 14, 2010, the Property was acquired by Retail Opportunity Investments Corp., (the “Company”) an unaffiliated party.

2.           Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (the “financial statement”) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2009, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2010	$2,186,013
2011	2,617,638
2012	2,440,417
2013	1,672,691
2014	1,417,802
Thereafter	5,562,954
$15,897,515

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income for the year ended December 31, 2009 and six months ended June 30, 2010 of $434,000 and $285,000, respectively.

4.           Commitments and Contingencies

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

We have audited the accompanying Statement of Revenues and Certain Expenses of the property known as Oregon City Point, located in Oregon City, Oregon (the “Property”) for the year ended December 31, 2009 (the ”financial statement”). The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF LLP

New York, New York
September 3, 2010

OREGON CITY POINT
     STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(Dollar amounts in thousands)

	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)
Revenues
Rental income (note 3)	$1,016	$527
Other income	14	7
Total revenues	1,030	534

Certain Expenses
Utilities	27	17
Cleaning services	5	2
Repairs, maintenance, and supplies	83	34
Real estate taxes	129	68
Insurance	8	4
Bad debt expense	88	113
Total expenses	340	238

Excess of revenues over certain expenses.	$690	$296

See accompanying notes to statements of revenues and certain expenses.

OREGON CITY POINT
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2009 (AUDITED) AND
SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)

1.           Business and Organization

Oregon City Point (the “Property”) is a shopping center located in Oregon City, Oregon.  The Property is owned by OC Point, LLC.  The Property, which consists of 19 shop tenants, has an aggregate gross rentable area of approximately 35,300 square feet.

On July 14, 2010, the Property was sold to Retail Opportunity Investments Corp. (the “Company”) an unaffiliated party.

2.           Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statements of Revenues and Certain Expenses (the “financial statement”) have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the Property, exclusive of interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Property to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

Revenue Recognition

The Property’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Leases

The Property is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2009, the future minimum rentals on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2010	$789,133
2011	830,726
2012	734,098
2013	573,233
2014	545,442
Thereafter	1,492,685
$4,965,317

The tenant leases provide for annual rentals that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Property’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire terms of the leases, which amounted to an increase in rental income for the year ended December 31, 2009 and six months ended June 30, 2010 of $49,000 and $14,000, respectively.

4.           Commitments and Contingencies

None.

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisitions of the properties Happy Valley Town Center and Oregon City Point, (collectively the “Properties”), on the first day of each period presented. Additionally, the pro forma consolidated balance sheet as of June 30, 2010 has been presented as if the acquisitions had been completed on June 30, 2010.

Pro forma purchase adjustments to the purchase price are calculated based on a 20/80 allocation to Land and Building, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2009 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ending June 30, 2010. The pro forma consolidated financial statements do not purport to represent the Company’s financial position or the results of operations that would actually have occurred assuming the completion of the acquisitions of the Properties all had occurred by the first day of the periods presented; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2010
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$32,246	$10,124	(2)	$42,370
Building and improvements	69,014	40,498	(2)	109,512
	101,260	50,622		151,882
Less: accumulated depreciation	678	—		678
	100,582	50,622		151,204
Mortgage Notes Receivables	14,983	—		14,983
Real Estate Investments, net	115,565	50,622		166,187

Cash and cash equivalents	272,269	(49,442	)(2)	222,827
Tenant and other receivables	422	—		422
Notes Receivables	1,016	—		1,016
Deposits	2,000	(1,180	)(2)	820
Acquired lease intangible asset, net of accumulated amortization	5,050	—		5,050
Income taxes receivable	1,236	—		1,236
Prepaid expenses	358	—		358
Deferred charges, net of accumulated amortization	2,051	—		2,051
Other	58	—		58
Total assets	$400,025	$—		$400,025

LIABILITIES AND EQUITY

Liabilities:
Acquired lease intangible liability, net	$3,843	$—		$3,843
Accrued expenses	2,126	—		2,126
Due to related party	6	—		6
Tenants’ security deposit	348	—		348
Other liabilities	1,155	—		1,155
Total liabilities	$7,478	$—		$7,478

Equity:
Preferred stock	—	—		—
Common stock	4	—		4
Additional-paid-in capital	403,643	—		403,643
Accumulated deficit	(10,233)			(10,233)
Accumulated other comprehensive loss	(869)	—		(869)
Total Retail Opportunity Investments Corp. shareholders’ equity	392,545	—		392,545
Noncontrolling interests	2	—		2
Total equity	392,547	—		392,547
Total liabilities and equity	$400,025	$—		$400,025

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Happy Valley Town Center	Oregon City Point	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$3,457	$1,264	$412	$206	(3)	$5,339
Recoveries from tenants	807	268	115			1,190
Mortgage receivable	18					18
Other income	—	8	7	—		15
Total revenues	4,282	1,540	534	206		6,562

Operating expenses Property operating	736	176	170			1,082
Property taxes	480	181	68			729
Depreciation and amortization	1,282			519	(5)	1,801
General & Administrative Expenses	4,214					4,214
Acquisition transaction costs	1,003			50	(4)	1,053
Total operating expenses	7,715	357	238	569		8,879

Operating (loss) income	(3,433)	1,183	296	(363)		(2,317)
Non-operating income (expenses) Interest income	702			(104	)(6)	598
Net (loss) income Attributable to Retail Opportunity Investments Corp.	$(2,731)	$1,183	$296	$(467)		$(1,719)

Pro Forma Weighted average shares outstanding – basic and diluted	41,570					41,570

Loss per share Basic and diluted:	$(0.07)					$(0.04)

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)

(in thousands, except per share data)

	Company Historical	Happy Valley Town Center	Oregon City Point	Pro Forma Adjustments		Company Pro Forma
Revenue
Base rents	$46	$2,568	$806	$160	(3)	$3,580
Recoveries from tenants	—	511	210			721
Other income	—	33	14	—		47
Total revenues	46	3,112	1,030	160		4,348

Operating expenses Property operating	9	253	211			473
Property taxes	—	326	129			455
General and administrative	11,145	31				11,176
Property acquisition costs	202			50	(4)	252
Depreciation and Amortization	29			1,038	(5)	1,067
Total operating expenses	11,385	610	340	1,088		13,423

Operating (loss) income	(11,339)	2,502	690	(928)		(9,075)
Interest income	1,705			(218	)(6)	1,487
(Loss) income before Provision for Income Taxes	(9,634)	2,502	690	(1,146)		(7,588)
Benefit for Income Taxes	(268)					(268)
Net (loss) income for period	$(9,366)	$2,502	$690	$(1,146)		$7,320)

Pro Forma Weighted average shares outstanding – basic and diluted	49,735					49,735

Loss per share Basic and diluted:	$(0.19)					$(0.15)

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(Dollar amounts in thousands, except per share data)

Adjustments to the Pro Forma Consolidated Balance Sheet

1.	Derived from the Company’s unaudited financial statements for the six months ended June 30, 2010.

2.	Reflects the pro forma acquisition of the Properties for approximately $51,000. The acquisitions were funded with available cash.

Adjustments to the Pro Forma Consolidated Statement of Operations

3.
Reflects the pro forma adjustment of $206 and $160 for the six month period ended June 30, 2010 and year ended December 31, 2009, respectively, to record operating rents on a straight-line basis beginning on the first day of the periods presented.

4.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.

5.
Reflects the estimated depreciation for the Properties based on estimated values allocated to building at the beginning periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows:

	Estimated Useful Life	Year Ended December 31, 2009 Depreciation Expense	Six Months Ended June 30, 2010 Depreciation Expense

Building	39 years	$1,038	$519

6.	Reflects the pro forma adjustment to interest income to assume the acquisitions have been made on the first day of the periods presented.